EXHIBIT 99.1

 Camber Energy Announces NYSE American Acceptance of Continued Listing Compliance Plan

HOUSTON, TX – June 21, 2023 (GlobeNewswire) – Camber Energy, Inc. (NYSE American: CEI) (“Camber” or the “Company”) today announced that the NYSE American LLC (the “Exchange”) has accepted the Company’s business plan to regain compliance with the Exchange’s continued listing standards regarding stockholders’ equity, as set forth in Sections 1003(a)(i), (ii) and (iii) of the NYSE American Company Guide.

The Company’s plan of compliance (the “Plan”), submitted by Camber on May 9, 2023 and accepted by the Exchange on June 14, 2023, includes, among other things, consummating the previously-disclosed merger with Viking Energy Group, Inc. (“Viking”), the commercialization of certain of Viking’s existing intellectual property and licenses, and further reducing the number of outstanding shares of Camber’s Series C Redeemable Convertible Preferred Stock.

The Exchange will continue to review the Company on a quarterly basis for compliance with the Plan, and the Company must regain compliance with the Exchange’s continued listed standards on or before April 12, 2024.

The notice from the Exchange has no immediate impact on the listing of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), which will continue to be listed and traded on the Exchange during the period mentioned below, subject to the Company’s compliance with the other listing requirements of the Exchange. The Common Stock will continue to trade under the symbol “CEI”, but will have an added designation of “.BC” to indicate the status of the Common Stock as “below compliance”. The notice does not affect the Company's ongoing business operations or its reporting requirements with the Securities and Exchange Commission ("SEC").

Additional details regarding the notice from the Exchange were included in, and the description above is qualified in its entirety by, Camber's Current Report on Form 8-K filed with the SEC on June 21, 2023, which is available under "investors" - "SEC filings" at www.camber.energy.

About Camber:

Camber Energy, Inc. is a growth-oriented diversified energy company. Through its majority-owned subsidiary, Camber provides custom energy & power solutions to commercial and industrial clients in North America and owns interests in oil and natural gas assets in the United States. The company's majority-owned subsidiary also holds an exclusive license in Canada to a patented carbon-capture system, and has a majority interest in: (i) an entity with intellectual property rights to a fully developed, patented, ready-for-market proprietary Medical & Bio-Hazard Waste Treatment system using Ozone Technology; and (ii) entities with the intellectual property rights to fully developed, patent pending, ready-for-market proprietary Electric Transmission and Distribution Open Conductor Detection Systems.  For more information, please visit the company's website at www.camber.energy.

Forward-Looking Statements

Certain statements contained in this communication are forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Any statements that are not historical facts contained herein are “forward-looking statements”, which involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “may,” “should,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the merger of Camber and Viking (the “Merger”) on the terms disclosed, if at all, the right of one or both of Viking or Camber to terminate the Agreement and Plan of Merger between Camber and Viking dated February 15, 2021, as amended on April 18, 2023 (collectively, the “Merger Agreement”) and the result of such termination; the outcome of any legal proceedings that may be instituted against Viking, Camber or their respective directors; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the Merger on a timely basis or at all, including the risk that regulatory approvals or other consents required for the Merger are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by Viking stockholders and Camber stockholders on the expected schedule or at all; required closing conditions which may not be able to be met and/or consents which may not be able to be obtained; difficulties and delays in integrating Viking’s and Camber’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties, including, but not limited to, as a result of the recent volatility in oil and gas prices and the status of the economy (both US and global) due to the COVID-19 pandemic and actions taken to slow the spread of COVID-19; risks that the transaction disrupts Viking’s or Camber’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the Merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; debt of Viking and Camber and the dates such debts come due; the ability of Viking or Camber to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the Merger; the continued availability of capital and financing, prior to, and following, the Merger; the business, economic and political conditions in the markets in which Viking and Camber operate; and the fact that Viking’s and Camber’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this press release are described in Viking’s and Camber’s publicly filed reports, including Viking’s Annual Report on Form 10-K for the year ended December 31, 2022 and Viking’s Quarterly Report on Form 10-Q for the period ended March 31, 2023; and Camber’s Annual Report on Form 10-K for the year ended December 31, 2022 and Camber’s Quarterly Report on Form 10-Q/A for the period ended March 31, 2023.

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Camber cautions that the foregoing list of important factors is not complete, any forward-looking statement speaks only as of the date on which such statement is made, and they do not undertake to update any forward-looking statements that either party may make, whether as a result of new information, future events or otherwise, except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Viking, Camber or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

This document relates to the previously announced Merger Agreement but does not contain all the information that should be considered concerning the Merger and is not intended to form the basis of any investment decision or any other decision in respect of the Merger.

In connection with the proposed transaction, Camber has filed with the SEC a registration statement on Form S-4, as amended (the “Registration Statement”), to register the shares of Camber’s common stock to be issued in connection with the Merger. The Registration Statement, which was declared effective by the SEC on June 13, 2023, includes a definitive joint proxy statement/prospectus that will be sent to the respective stockholders of Viking and Camber seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIKING, CAMBER AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Viking at its website, www.vikingenergygroup.com, or from Camber at its website, www.camber.energy. Documents filed with the SEC by Viking will be available free of charge by accessing Viking’s website at www.vikingenergygroup.com under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Viking Energy Group, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (281) 404-4387, and documents filed with the SEC by Camber will be available free of charge by accessing Camber’s website at www.camber.energy under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Camber Energy, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (281) 404-4387.

Participants in the Solicitation

Viking, Camber and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Viking and Camber in respect of the proposed Merger and the approvals of Viking’s and Camber’s respective stockholders under the rules of the SEC. Information about Viking’s directors and executive officers is available in Viking’s Annual Report on Form 10-K for the year ended December 31, 2022. Information about Camber’s directors and executive officers is available in Camber’s Annual Report on Form 10-K for the year ended December 31, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Viking or Camber using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed merger, the approvals of Viking’s and Camber’s respective stockholders or otherwise, nor shall there be any sale, issuance or transfer of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In particular, this communication is not an offer of securities for sale into the United States. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Contact Information

Investors and Media:

Tel. 281.404.4387 (ext.3)

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